JPMORGAN INTERMEDIATE TAX FREE INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
05/06/04	California State Economic Recovery
		Bonds Series A, 5.25%, 07/01/14

Shares            Price         Amount
6,500,000 	  $109.02  	$7,086,495

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.50       N/A 	  0.09%	          0.14%

Broker
Lehmans Brothers, Inc.

Underwriters of California State Economic Recovery
		Bonds, Series A, 5.25%, 07/01/14


Underwriters*     	                 Principal Amount
                                         ---------------
Total					   6,921,515,000
				         ===============
*Principal amount of underwriters were not available at time of filing.



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
05/06/04	California State Economic Recovery
		Bonds Series A, 5.00%, 07/01/15

Shares            Price         Amount
40,000,000 	  $105.87  	$42,346,800

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.50       N/A 	  0.58%	          0.87%

Broker
Lehmans Brothers, Inc.

Underwriters of California State Economic Recovery
		Bonds, Series A, 5.00%, 07/01/15


Underwriters*     	                 Principal Amount
                                         ---------------
Total					   6,921,515,000
				         ===============
*Principal amount of underwriters were not available at time of filing.



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
05/06/04	California State Economic Recovery
		Bonds Series B, 5.00%, 07/01/23

8,145,000 	  $107.65  	$8,767,685

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.50       N/A 	  0.81%	          2.56%

Broker
Lehmans Brothers, Inc.

Underwriters of California State Economic Recovery
                Bonds, Series B, 5.00%, 07/01/23


Underwriters*     	                 Principal Amount
                                         ---------------
Total					   1,000,000,000
				         ===============
*Principal amount of underwriters were not available at time of filing.



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
07/21/04	New York City Municipal Water
		Finance Authority

Shares            Price         Amount
125,000		  $98.85  	$123,568

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.50       N/A 	  0.08%	          21.67%

Broker
M.R. Beal & Co.

Underwriters of New York City Municipal Water
Finance Authority

Underwriters*     	                 Principal Amount
                                         ---------------
Total					   150,000,000
				         ===============
*Principal amount of underwriters were not available at time of filing.


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
07/21/04	New York City Municipal Water
		Finance Authority

Shares            Price         Amount
2,500,000	  $98.85  	$2,471,350

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.50       N/A 	  1.67%	          21.67%

Broker
First Albany Corp.

Underwriters of New York City Municipal Water
Finance Authority

Underwriters*     	                 Principal Amount
                                         ---------------
Total					   150,000,000
				         ===============
*Principal amount of underwriters were not available at time of filing.




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
07/21/04	New York City Municipal Water
		Finance Authority

Shares            Price         Amount
125,000		  $98.85  	$123,568

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.50       N/A 	  0.08%	          21.67%

Broker
BA Securities, Inc.

Underwriters of New York City Municipal Water
Finance Authority

Underwriters*     	                 Principal Amount
                                         ---------------
Total					   150,000,000
				         ===============
*Principal amount of underwriters were not available at time of filing.


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
07/21/04	New York City Municipal Water
		Finance Authority

Shares            Price         Amount
500,000		  $98.85  	$494,270

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.50       N/A 	  0.33%	          21.67%

Broker
Bear Stearns Securities

Underwriters of New York City Municipal Water
Finance Authority

Underwriters*     	                 Principal Amount
                                         ---------------
Total					   150,000,000
				         ===============
*Principal amount of underwriters were not available at time of filing.


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
07/21/04	New York City Municipal Water
		Finance Authority

Shares            Price         Amount
12,500,000	  $98.85  	$12,356,750

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.50       N/A 	  8.33%	          21.67%

Broker
Siebert, Brandford, Shank

Underwriters of New York City Municipal Water
Finance Authority

Underwriters*     	                 Principal Amount
                                         ---------------
Total					   150,000,000
				         ===============
*Principal amount of underwriters were not available at time of filing.